UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 12, 2007
Date of report (Date of earliest event reported)
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ASSOCIATED MEDIA HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
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NEVADA	333-139640
State or Other Jurisdiction	Commission File Number
of Incorporation

83-0443907
IRS Employer Identification Number
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Park Tower, 5150 East Pacific Coast Highway, Suite 300, Long Beach, CA 90804
(Address of Principal Executive Offices/Zip Code)

562-986-4800
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to satisfy simultaneously the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 12, 2007, Danny Way, Ramon Ibe and William Nosal resigned as directors of Associated Media Holdings, Inc. (the “Company”). In addition, Messrs. Ibe and Nosal also resigned their positions as officers of the Company. None of these individuals expressed any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MEDIA HOLDINGS, INC.

Dated: October 16, 2007	By:	/s/ Darryl Franklin
Darryl Franklin, President and Chief
Executive Officer